CARVER FEDERAL SAVINGS BANK

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                     STRATEGIC RATIONALE FOR ACQUISITION OF

                              INDEPENDENCE FEDERAL
                                  SAVINGS BANK
                             BY CARVER BANCORP, INC

                             MONDAY, MARCH 15, 2004






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CARVER FEDERAL SAVINGS BANK

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    Statements contained in this presentation that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors.

    Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should", and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. These statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Carver and Independence. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements;
    (1) the businesses of Carver and Independence may not be combined successfully, or the combination may take longer to accomplish than expected; (2) the growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Independence may fail to approve the merger; (6) competitive factors which could affect net interest income and non-interest income, general economic conditions which could affect the volume of loan originations, deposit flows and real estate values of either or both entities; (7) the levels of non-interest income and the amount of loan losses as well as other factors discussed in the documents filed by Carver and Independence with the Securities and Exchange Commission
    (SEC) and the Office of Thrift Supervision (OTS), respectively, from time to time. Neither Carver nor Independence undertakes any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

    This document may be deemed to be a solicitation material in respect of the proposed merger of Carver and Independence. In connection with the proposed transaction, Independence will be filing proxy statements and other materials with the OTS. STOCKHOLDERS OF INDEPENDENCE ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE OTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to stockholders of Independence. Investors and security holders will be able to obtain the documents free of charge from Independence Federal Savings Bank, 1229 Connecticut Avenue, N.W., Washington, D.C. 20036, Attention: Investor Relations.

    Independence and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Independence's directors and executive officers is available in Independence's proxy statement for its annual meeting of stockholders for the fiscal year ended December 31, 2002, dated April 3, 2003. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the OTS when they become available.


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CARVER FEDERAL SAVINGS BANK

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TABLE OF CONTENTS

1. TRANSACTION OVERVIEW

2. STRATEGIC RATIONALE FOR TRANSACTION

3. FINANCIAL SUMMARY OF COMBINED COMPANY

4. ABOUT INDEPENDENCE

5. ABOUT CARVER


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CARVER FEDERAL SAVINGS BANK

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


         TRANSACTION OVERVIEW

                o        Consideration:            100% cash
                o        Transaction Value:        Carver will pay $21.00 for each Independence share
                                                   $32.6 million aggregate transaction value
                                                   151% of December 31, 2003 book value*
                                                   90.6% of March 12, 2004 market value
                o        Structure:                Independence will be merged into Carver Federal Savings Bank
                o        Expected Closing:         By the end of calendar 2004

                *Based on OTS Thrift Financial Report for December 31, 2003


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CARVER FEDERAL SAVINGS BANK

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


STRATEGIC RATIONALE FOR TRANSACTION
o DYNAMIC CONSUMER MARKET: experience, visibility and additional resources to serve 3.1 million African-American consumers in two of the most visible markets in the country

o EFFICIENCIES: specific and significant opportunities for cost reductions that will allow for earnings accretion in the first full year of combined operations

o         ENHANCED SCALE & OPPORTUNITY:

          o combination will create the first African-American operated bank to reach $750 million in assets
          o increased scale will afford more efficient delivery of products and services to Carver and Independence customers

o WHO BENEFITS: the combination will benefit shareholders, customers, employees and the communities we serve


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



         FINANCIAL SUMMARY OF COMBINED COMPANY*

                o      Total Assets:                            $750 million
                o      Total Loans:                             $480 million
                o      Total Deposits:                          $550 million
                o      EPS:                                     Accretive in the first full year
                o      Regulatory Capital:                      Retain "well-capitalized" status
                o      Employees:                               Approximately 190
                o      Branches:                                11 banking offices and 2 free-standing 24/7 ATM Centers
                o      Marketplace:                             3.1 million African-Americans in NYC and greater Washington, DC

   * Balance sheet values are approximations based on Independence's OTS Thrift Financial Report for December 31, 2003 and Carver's 10-Q filing for quarter ended December 31, 2003


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CARVER FEDERAL SAVINGS BANK

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         ABOUT INDEPENDENCE


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CARVER FEDERAL SAVINGS BANK

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

         ABOUT INDEPENDENCE

                o      Formed:                                         1968
                o      Headquarters:                                   Washington D.C.
                o      Total Assets:                                   $212 million at December 31, 2003(1)
                o      Banking Offices:                                5
                o      Employees:                                      65
                o      LTM EPS:                                        ($0.83)
                o      Marketplace: (2)
                       o      1.1 million African-Americans in Washington, DC metropolitan area
                       o      Median household income in the DC area is approx. 50%
                              greater than that of the nation as a whole
                       o      DC's population growth rate for the next five years is 60% greater than the national average

     (1)  Based on OTS Thrift Financial Report for December 31, 2003
     (2)  Source: Claritas


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CARVER FEDERAL SAVINGS BANK

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         ABOUT CARVER

                o      Formed:                1948
                o      Headquarters:          Harlem, New York City
                o      Total Assets:          $530 million at December 31, 2003
                o      Banking Offices:       6 branches
                                                2 free-standing 24/7 ATM Centers
                o      Employees:             Approximately 125
                o      LTM EPS:               $1.87
                o      Marketplace:           2 million African-Americans in NYC


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